EXHIBIT 10.11
EXCLUSIVE LICENSE AGREEMENT NUMBER
Between
REVA Medical, Inc.
and
RUTGERS, THE STATE UNIVERSITY OF NEW JERSEY

EXCLUSIVE LICENSE AGREEMENT NUMBER 2
THIS Exclusive License Agreement Number 2 (the “Agreement”) is made and is effective as of the 1st day of June 2010, (the “Effective Date”) by and between Rutgers, The State University Of New Jersey, having its statewide Office of Technology Commercialization at ASB Annex III, 3 Rutgers Plaza, New Brunswick, New Jersey 08901-8559, (hereinafter referred to as “Rutgers”), and REVA Medical, Inc., a California corporation having a principal place of business at 5751 Copley Drive, Suite B, San Diego, CA 92111 (hereinafter referred to as “Licensee”).
RECITALS
WHEREAS, Certain inventions were made in the course of research at Rutgers under the direction of Dr. Joachim Kohn and in the course of research at Licensee; and
WHEREAS, The development of the inventions was sponsored in part by the National Institutes of Health under Grant GM39455, and in consequence this Agreement is subject to overriding obligations to the federal government as set forth in 35 U.S.C. sections 200-212 and applicable governmental regulations; and
WHEREAS, Licensee entered into that certain Exclusive License Agreement dated January 21, 2004, as amended, (the “2004 License Agreement”) (License Number L04-062); and
WHEREAS, the 2004 License Agreement is superseded and replaced in its entirety by this Agreement; and
WHEREAS, Licensee has maintained a sponsored research agreement (as later defined) with Rutgers (Dr. Joachim Kohn and other Rutgers employees working under his direction) and intends to continue this agreement, which contributes to the Rutgers’ Patent Rights; and
WHEREAS, Licensee intends to continue its contributions to the technology advancements with its collaboration efforts through the sponsored research agreement and its other research efforts; such contributions and collaborations by Licensee have previously, and may in the future, give rise to Joint Improvements (as later defined) and Joint Inventions (as later defined); and
WHEREAS, as of the Effective Date Licensee is a “Small Business Firm” as defined (for grants) in 15 U.S.C. 632; and
WHEREAS, Licensee wishes to obtain certain rights from Rutgers for the commercial development, manufacture, use, and sale of the Inventions (defined below), and Rutgers is willing to grant such rights on the terms and conditions set forth in this

Agreement; and
WHEREAS, Rutgers is desirous that the Inventions be developed and utilized to the fullest extent so that the benefits can be enjoyed by the general public.
NOW THEREFORE, the parties agree as follows:
1. DEFINITIONS
All definitions below or elsewhere in this Agreement apply to both their singular and plural forms, as the context may require. “Herein,” “hereunder,” and “hereof” and other similar expressions refer to this Agreement. “Section” and “Article” refer to sections in this Agreement. The term “including” means “including without limitation” and “Days” means “calendar days,” unless otherwise stated.
1.1.	“Affiliate(s)” means any corporation or other legal entity that directly or indirectly controls, is controlled by, or is under common control with Licensee to the extent of at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors.
1.2.	“Change of Control” means the acquisition by a third party or an Affiliate of more than fifty percent (50%) of Licensee’s securities which are outstanding after the acquisition, or all or substantially all of Licensee’s assets.
1.3.	“Confidential Information” with respect to property owned or controlled by either party means all data, information, and/or tangible material owned or controlled by either party and provided to each other, its Affiliates or its sublicensee (“Sublicensee) directly or indirectly from or through either party, its units, its employees, the Inventors, or its consultants relating to the Inventions, Licensed Products, or this Agreement, including but not limited to, all patent prosecution documents and all information received from Inventors.
1.4.	“Coronary stent products” means Licensed Products in the Licensed Field that are polymer stents used in coronary blood vessels.
1.5.	“Improvement(s)” means any change, modification or enhancement of a technology and/or invention that cannot be practiced without infringing a claim cited in an Invention described in Exhibit A and/or that cannot be practiced without a license to the Inventions described in Exhibit A.
1.6.	“Invention(s)” collectively means, with respect to Licensed Polymers, any patent application, disclosure and/or discovery that is patentable or non-patentable, which is included in Exhibit A, and as subsequently amended, which was made in the course of research at Rutgers under the direction of Dr. Joachim Kohn

(hereinafter “Rutgers Inventions”) or in the course of research by Licensee, including work for hire, and is included on Exhibit A, and as subsequently amended (hereinafter “Licensee Inventions”), or was made by Rutgers and Licensee and is included on Exhibit A and as subsequently amended (hereinafter “Joint Inventions”). The parties represent that Exhibit A correctly lists all applicable intellectual property of theirs as of the Effective Date of this Agreement that is intended to be included in the scope of this Agreement.
1.7.	“Inventor(s)” collectively means any person at Rutgers working under the direction of Dr. Joachim Kohn (“Rutgers Inventor”) and/or at Licensee, including work for hire (“Licensee Inventor”) who contributes to the claims of a patentable invention or non-patentable technology. If both a Rutgers Inventor(s) and a Licensee Inventor(s) contribute to said invention or non-patentable technology, they shall be termed “Joint Inventors,” as applicable.
1.8.	“Licensed Fields” collectively means:
(i)	For all licensed intellectual property that is owned by Rutgers, the Licensed Field shall be defined as any product applications that work in or with the vasculature (i.e., that which comprises all cardiovascular and peripheral vessels (arteries and veins, capillaries to large vessels, and blood vessels to the heart and those vessels on the surface of the heart such as coronary vessels)) which includes vessel lumens and/or vessel exteriors and vessel replacements. Products applications in the Licensed Field may include a therapeutic that is pharmaceutically and/or biologically active and/or a passive agent as long as said therapeutic is acting and is intended to be used in a site specific fashion only. Excluded from the Licensed Field are
(a)	any systemic drug delivery devices and implants that are placed into the blood stream predominantly for the purpose of the delivery of a therapeutic to the patient’s entire system, and
(b)	arterial and venous closure devices defined as any device whose primary purpose and function is to close a catheter access puncture of a blood vessel, and
(c)	any device that resides within the chambers (atria or ventricles) of the heart or within the muscle wall of the heart chambers.
(ii)	For all Joint Inventions that were jointly invented by Rutgers and Licensee and filed in 2007 or thereafter, and for all Licensee Inventions, subject to the terms of this License Agreement, the Licensed Field shall be defined as product applications that work in or with the vasculature (i.e., that which comprises all cardiovascular and peripheral vessels (arteries and veins, capillaries to large vessels, and blood vessels to the heart and those vessels on the surface of the heart such as coronary vessels) which includes vessel lumens and/or vessel exteriors and vessel replacements. Products applications in the Licensed Field may include a therapeutic that is pharmaceutically and/or biologically active and/or a passive agent as long as said therapeutic is acting and is intended to be used in a site specific fashion only. Excluded from the Licensed Field are
(a)	any systemic drug delivery devices and implants that are placed into the blood stream predominantly for the purpose of the delivery of a therapeutic to the patient’s entire system.
1.9.	“Licensed Method(s)” means any process, method, or use that is covered by Rutgers’ Patent Rights or use or practice of which would constitute, but for the license granted to Licensee pursuant to this Agreement, an infringement of any issued or pending claim within Rutgers’ Patent Rights.
1.10.	“Licensed Polymer(s)” means (should be numbered (i) through (iv))
(i)	any polymer that the manufacture, use or sale of which is covered by at least one Valid Claim; and
(ii)	Including starting materials to the extent used by Licensee or a Sublicensee to make polymers under this Agreement in the Licensed Field, which materials are covered by the intellectual property listed on Exhibit A, as amended, and Improvements thereto (for example monomers). Notwithstanding anything to the contrary in this Agreement, Licensed Polymers shall not include starting materials sold or traded as product itself (i.e., a monomer) if the starting material is not covered by a Valid Claim, but
(iii)	excluding the following intellectual property licensed by Rutgers to a third party for certain fields of use: Polyarylates polymerized from diphenol monomers disclosed in US Patents Nos. *** and US Application Publication *** .
iv)	excluding materials, methods and intellectual property claimed in Exhibit A not already excluded by subsection 1.10 (iii) above, and that have been previously licensed by Rutgers exclusively to a third party for use outside the “Licensed Fields” as defined in Section 1.8 above.
1.11.	“Licensed Product(s)” means those products containing a Licensed Polymer including, without limitation, those Licensed Polymers that

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(i)	are covered by Rutgers’ Patent Rights in that their manufacture, use, distribution or sale would constitute, but for the license granted to Licensee pursuant to this Agreement, an infringement of any valid claim within Rutgers’ Patent Rights and/or
(ii)	are discovered, developed, made, or practiced using a Licensed Method.
1.12.	“Major Market Countries” means Canada, France, Germany, Italy, Japan, the United States of America and the United Kingdom.
1.13.	“Net Sales” means the total of the gross consideration received for Licensed Products made, used, leased, transferred, distributed, sold or otherwise disposed of by Licensee, its Affiliates, and its Sublicensees, less the sum of the following actual and customary deductions, returns, credits, rebates or allowances actually paid or given, including without limitation, cash, trade, or quantity discounts; sales, production, value added or use taxes imposed upon particular sales; chargeback payments and rebates granted to managed healthcare organizations or to governments; and import/export duties; and transportation and insurance charges. In the event Licensee or any of its Affiliates or Sublicensees makes a transfer of a Licensed Product to a third party for other than monetary consideration or for less than fair market value, such transfer shall be considered a sale hereunder to be calculated at a fair market value for accounting and royalty purposes. Furthermore if Licensee, its Affiliates or Sublicensees commercially use Licensed Product with no expectation of subsequent royalty bearing transfer of such Licensed Product to an unaffiliated third party, such commercial use shall be considered a sale hereunder to be calculated at a fair market value for royalty and accounting purposes. Only one royalty shall be payable to Rutgers with respect to each Licensed Product. Notwithstanding the foregoing, free sampling of Licensed Product in reasonable and customary quantities, including development trials, evaluation and reasonable marketing, as well as providing Licensed Product for compassionate use, shall not be subject to payment of royalties to Rutgers.

A Licensed Product shall be deemed made, used, leased, transferred, sold, or otherwise disposed of at the time Licensee bills, invoices, ships, or receives payment for such Licensed Product or commercially uses such Licensed Product, whichever occurs first.
1.14.	“Non-Coronary Stent Product” means a Licensed Product in the Licensed Field that is inserted into any blood vessel that is not part of the coronary blood supply. For the avoidance of doubt, any stent used in peripheral blood vessels or any stent used within the vasculature of the brain is a “Non-Coronary Stent Product.”
1.15.	“Non-Stent Product” means a Licensed Product in the Licensed Field that is not inserted into the blood vessel with the intent to maintain the lumen of a blood vessel open. For the avoidance of doubt, a product injected into the vasculature with the intent of blocking the flow of blood in a target blood vessel will be a “Non-Stent Product.”

1.16.	“Rutgers’ Patent Rights” means the following patent applications, provisional patent applications, and issued patents owned or controlled by Rutgers and/or Rutgers’ ownership interest in jointly owned provisional patent applications and issued patents to the extent they apply to Licensed Polymers:
(i)	U.S. Patents and Patent Applications listed on Exhibit A, and as subsequently amended; any divisionals, renewals, substitutions, continuations or continuations-in-part to any such Patent Applications; U.S. Patent(s) that claim priority to, or common priority with, any of the foregoing Patent Applications; and any reissues, extensions (including governmental equivalents thereto) and reexaminations to any of the foregoing Patents that are owned or controlled by Rutgers, and
(ii)	any other pending, issued or hereafter filed, foreign counterpart of any application from clause (i) above, all of the foregoing owned or controlled by Rutgers, in Exhibit A, and
(iii)	any disclosures, U.S. provisional patent applications, patent registrations, utility models, registered or unregistered designs, in Exhibit A, and
(iv)	Improvements with respect to subsections (i), (ii) and (iii) above to which Licensee acquires or has otherwise licensed rights in accordance with this Agreement except as set forth in Section 2.8, and
(v)	for avoidance of doubt, with respect to such Improvements with respect to subsections (i), (ii) and (iii) which constitute the Licensee Inventions or Joint Inventions of Licensee under U.S. patent law, Licensee elects to have such Licensee’s rights in such Improvements included in the Rutgers’ Patent Rights for purposes of this Agreement. Further, other intellectual property which is added to Exhibit A, pursuant to the terms of this Agreement, will be included in the definition of Rutgers’ Patent Rights for purposes of this Agreement
1.17.	“Rutgers’ Technology” means, to the extent they apply to Licensed Polymers, all information, know-how, data rights, trade secrets, mask works, and physical objects to the extent reasonably necessary or useful to practice the Inventions in the Licensed Field and any non-patent intellectual property thereunder owned or controlled by Rutgers, which Rutgers has the right to disclose and license to Licensee, except as set forth herein, without incurring obligations, and which was created and discovered by, or under the direction of, one or more of the Rutgers Inventors prior to the Effective Date of this Agreement.
1.18.	“Sponsored Research Agreement” means the agreement dated July 18, 2002 between Licensee and Rutgers for the work performed by Professor Joachim

Kohn and other Rutgers employees, and as previously amended by Modification No.1 dated July 7, 2003, Modification No. 2 dated October 12, 2004, Modification No.3 dated February 28, 2005 and Modification No.4 dated July 25, 2005 and Modification No. 5 dated July 12, 2006 and Modification No. 6 dated May 29, 2007 and Modification No. 7 dated March 4, 2008 and Modification No. 8 dated December 23, 2008 and Modification No. 9 dated July 21, 2009.
1.19.	“Territory” means worldwide.
1.20.	“Valid Claim” means either (a) a claim of an issued and unexpired patent included within the Rutgers Patent Rights, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise or (b) a claim of a pending patent application included within the Rutgers Patent Rights, which claim was filed in good faith, and has not been abandoned or finally disallowed without the possibility of appeal or refiling of such application.
2. GRANTS
2.1.	Subject to the limitations set forth in this Agreement, Rutgers hereby grants to Licensee an exclusive license solely with respect to Licensed Polymers in the Licensed Field in the Territory under Rutgers’ Patent Rights and a non-exclusive right to use the Rutgers’ Technology, in each case to make, have made, use, import, put into use, modify, distribute, sell, offer for sale and have sold Licensed Products and to practice Licensed Method in the Territory during the term of this Agreement. During the term of this Agreement, Licensee shall also have the right to make Improvements as long as the Improvements are made with the intent to incorporate into this Agreement.
2.2.	As the Inventions were funded in part by the U.S. Government, the licenses granted hereunder shall be subject to the overriding obligations to the U.S. Government set forth in 35 U.S.C. 200-212 and any future amendments thereto, and applicable governmental regulations, as well as any other applicable governmental restrictions, if any, including, without limitation
(i)	to the obligation to manufacture in the United States Licensed Product intended for consumption in the United States unless a waiver is obtained, and
(ii)	to the royalty free non-exclusive license thereunder to which the U.S. Government is entitled.

2.3.	Rutgers’ reserved rights:
(i)	Rutgers expressly reserves the right to have the Inventions and associated Rutgers Patent Rights licensed hereunder used for educational, non-commercial research and other non-business purposes and to publish (excluding Licensee Confidential Information) the results thereof.
(ii)	Except as provided by Section 2.8, Licensee hereby grants to Rutgers an exclusive, worldwide, license, with right of sublicense, to make, use and sell products containing or covered by the claims of Inventions listed on Exhibit A, as amended and Improvements thereto, discovered and/or developed by or on behalf of Licensee, its Affiliates or its Sublicensees during the term of this Agreement for all fields of use outside the Licensed Field. With respect to Rutgers Patent Rights, in the event that Rutgers sublicenses these Rutgers Patent Rights to a third party outside the Licensed Field after the Effective Date, the patent-related costs of the Rutgers Patent Rights will be shared pro-rata with either Rutgers or the applicable Sublicensee.
(iii)	If, pursuant to the rights granted in Section 2.3(ii), Rutgers licenses only Inventions and/or Improvements constituting a Licensee Invention or otherwise solely owned by Licensee, Rutgers shall pay Licensee *** percent (***%) of all income and consideration Rutgers receives from such licenses. Rutgers shall make all such payments, and provide reports and audit rights, consistent with Sections 5, 7 and 8, parri passu. Notwithstanding the foregoing, Rutgers shall deduct all non-reimbursed patent costs and other reasonable out of pocket costs it has incurred in regards to such license prior to allocating income percentages. This provision shall survive termination of the license.
(iv)	As long as Licensee retains its exclusive grant of license rights from Rutgers pursuant to the terms of this Agreement, neither Rutgers nor its (sub)licensees shall have the right to practice the license rights to the Improvements granted pursuant to this Section within the Licensed Field for commercial purposes.
2.4.	To the extent Rutgers, principally through the Inventors, has provided Rutgers’ Technology to Licensee, it is understood that at the time of disclosure to the Licensee some of the Rutgers’ Technology may have been made available to the public without restrictions.
2.5.	Continuing Research by Rutgers and Licensee.
(i)	Each Party will advise the other of Improvements to the Inventions made by the Inventors during the term of this Agreement and will disclose them to the Rutgers Office of Technology Commercialization. Each party shall further disclose to each other any patent filings directly related to the Inventions that such party intends to make.

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(a)	Rutgers Inventions which are Improvements, to the extent such Improvements were funded by Licensee pursuant to a Sponsored Research Agreement between Licensee and Rutgers, will be included within the definition of “Inventions” set forth in this Agreement.
(b)	For avoidance of doubt, Licensee Inventions and all Joint Inventions which are Improvements will be included within the definition of “Inventions” set forth in this Agreement.
(c)	A new Invention, which is not an Improvement, and which is within the definition of the Licensed Polymer and is developed as part of the Sponsored Research Agreement, and which is a Rutgers Invention or a Joint Invention, will be included within the definition of “Inventions” set forth in this Agreement.
(ii)	Each Party will advise the other, at their sole discretion, if they elect to include in this Agreement a novel invention that consists of a new biodegradable polymer that:
(a)	is not an Improvement to an existing Invention on Exhibit A, and

(b)	that was developed separately from the Sponsored Research Agreement, and

(c)	that is a sole Invention by Rutgers Inventors or by Licensee Inventors. Upon one Party providing written notice to the other party pursuant to this clause (ii), the applicable invention shall be an “Invention” under this Agreement.
(iii)	Exhibit A will be periodically amended to include Improvements, new Inventions.
(iv)	The provisions of this Agreement supersede the terms of intellectual property as stated in the Sponsored Research Agreement.
2.6.	Subject to Sections 2.3 and 2.8, Licensee shall hold all rights and interests in and to any Improvements that Licensee, its Affiliates or its Sublicensees develop during the term of this Agreement for the Licensed Field. The parties shall execute any and all documentation and take any such actions at Licensee’s expense to achieve the intent of this Section 2.6 and Sections 2.1, 2.3 and 2.8. For avoidance of doubt, with respect to such Improvements, Licensee Inventions will be included in the Rutgers’ Patent Rights for purposes of this Agreement.
2.7.	Subject to Sections 2.2 and 2.3 Rutgers represents that as of the Effective Date of this Agreement it has not entered into any agreements or other arrangements to license the Rutgers’ Patent Rights to any third party in the Licensed Field, and warrants that to the extent Licensee is not in default of its obligations under this Agreement and retains an exclusive license in the Licensed Field to such provisional patent or U.S. or foreign patent applications corresponding thereto or patents issuing thereon, Rutgers shall not grant to a third party a license of such applications or patents in the Licensed Field or for any other polymer within the Licensed Field (for avoidance of doubt, as used solely in this instance “Licensed Field” shall exclude the “solely with respect to Licensed Polymers” language therein).
2.8.	Notwithstanding anything in this Agreement to the contrary, after the effective date of a Change of Control, all rights (including Rutgers Patent Rights and Rutgers Technology), title and interests in any Improvements made by Licensee with no contribution by Rutgers after such Change of Control, shall be owned exclusively by Licensee without any obligation to pay any royalties or fees of any kind on such Improvements (or the use of the Improvements in any products). For avoidance of doubt,
(i)	after a Change of Control, such Improvements shall not constitute “Rutgers’ Patent Rights” or “Inventions” as such terms are defined in this Agreement, and
(ii)	notwithstanding Sections 2.1, 2.3, 2.6 and 11, Licensee shall not be obligated to license or assign such Improvements which are Licensee Inventions, or any rights underlying such Improvements, or any information related to such Improvements, to Rutgers or any third party and all rights granted to Rutgers hereunder with respect to such Improvements shall terminate.
3. SUBLICENSES
3.1.	Rutgers grants to Licensee the right to grant sublicenses to third parties under any or all of the licenses granted in Article 2, provided Licensee has current exclusive rights thereto under this Agreement at the time it exercises a right of sublicense. To the extent applicable, any such sublicense shall include all of the rights of and obligations due to Rutgers (and to the U.S. Government) that are contained in this Agreement. Upon any termination of this Agreement, any sublicense agreements that have been properly entered into prior to the date of such termination and that are in good standing shall be automatically assigned to Rutgers after the date of such termination, such that the applicable Sublicensee shall continue to receive a license under the Rutgers’ Patent Rights.
3.2.	Within thirty (30) days after execution thereof, Licensee shall provide Rutgers with a copy of each sublicense issued hereunder, and shall thereafter collect and guarantee payment of all royalties and other obligations due Rutgers relating to the sublicenses and summarize and deliver all reports due Rutgers relating to the sublicenses. Notwithstanding the foregoing, if a Sublicensee breaches its obligation to pay royalties to Licensee pursuant to the terms of the sublicense agreement, and Licensee timely terminates the applicable sublicense agreement, then Licensee shall not be in breach of its obligation to pay royalties to Rutgers from such Sublicensee’s Net Sales of Licensed Product.

4.	LICENSE FEES AND MILESTONE AND OTHER PAYMENTS
4.1.	Licensee shall pay to Rutgers $ *** on January 1, 2010 and on each following annual anniversary thereafter, until a Licensed Product has commenced commercial sales in a Major Market Country.
4.2.	Licensee shall pay to Rutgers milestone payment fees on milestones achieved by REVA itself (not Sublicensees) of:
(i)	$ *** for the European Marketing Approval of each Coronary Stent Product, $ *** for the European Marketing Approval of each Non-Coronary Stent Product, and $ *** for the European Marketing Approval of any other product that is a Non-Stent Product, up to a total aggregate over the lifetime of this Agreement of $ *** for European Marketing Approvals, and,
(ii)	$ *** for the Marketing Approval of each Coronary Stent Product in any country other than the USA and Europe, $ *** for the Marketing Approval of each Non-Coronary Stent Product in any country other than the USA and Europe, and $ *** for the Marketing Approval of any other product that is a Non-Stent Product in any country other than the USA and Europe, up to a total aggregate over the lifetime of this Agreement of $ *** for all Marketing Approvals in countries that are outside of Europe and the USA.
(iii)	$*** for the Pre-Marketing Approval by USFDA of each Coronary Stent Product, $ *** for the Pre-Marketing Approval by USFDA of each Non-Coronary Stent Product by USFDA, and $ *** for each Non-Stent Product by USFDA, up to a total aggregate over the lifetime of this Agreement of $ *** for all Pre-Market Approvals (or equivalent regulatory approval) by USFDA.
(iv)	These milestone payment fees under Sections (i) through (iii) shall be paid to Rutgers within thirty (30) days after the occurrence of the event set forth on the schedule above and shall not be refundable or creditable against royalties.
4.3.	Licensee shall pay to Rutgers *** percent (***%) of milestone fees and ***% up to the first $*** received (***% of all amounts received over $***) of license fees received in consideration for the grant of a sublicense to Rutgers’ Patent Rights, Rutgers’ Technology or Licensed Products licensed hereunder (“Rights”) received by Licensee or its Affiliates in connection with all such sublicenses or

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transfer of rights agreements. The applicable fee will be made at the first to occur of the following:
(i)	The first milestone payment received by Licensee under a sublicense or transfer of rights agreement or
(ii)	The first commercial sale of Licensed Product by a Sublicensee under a sublicense or transfer of rights agreement or
(iii)	30 days after receipt by Licensee if received after the occurrence of (i) or (ii) above.
4.4.	Neither milestone or license fees shall be paid on the following:
(i)	royalties received pursuant to Section 5.1 herein, and
(ii)	bona fide equity investments in Licensee, and
(iii)	payments received and used for the direct cost of future Licensee research expenses and reasonable operating expenses of Licensee related to the development of the Licensed Products for which the payments are received (including without limitation reimbursement for patent expenses), and
(i)	payments received as installments in the sale of Licensee to a third party or a part of a Change of Control (regardless of structure, and for avoidance of doubt, whether structured as a sale of substantially all of the assets of Licensee or a sale of substantially all of the stock of Licensee).
4.5.	In sublicense or “transfer of rights” transaction agreements set forth above, where Licensee equity is part of the transaction and the Sublicensee is purchasing Licensee’s equity at above its fair market value, then Licensee will pay Rutgers *** percent (***%) of the difference between the consideration received by License and the fair market value (as determined by a mutually agreeable third party under confidentiality obligations at least as protective of the parties as those set forth in this Agreement) of the equity acquired if such difference is less than $***. If the difference between the consideration received by Licensee for such equity and the fair market value (as determined by a mutually agreeable third party under confidentiality obligations at least as protective of the parties as those set forth in this Agreement) of the equity acquired exceeds $***, then Licensee shall pay Rutgers *** percent (***%) of such difference.
4.6.	Licensee shall pay Rutgers a one time fee of $*** at closing of the first Change of Control of Licensee.

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5. ROYALTIES
5.1.	Except as otherwise required by law, Licensee shall pay to Rutgers a royalty of *** percent (***%) of Licensee’s Net Sales of each category of Licensed Products and *** percent (***%) of Net Sales of Licensee’s Sublicensees. This obligation to pay royalties shall survive termination (but not expiration) of this License.

Sales or other transfers among Licensee, its Affiliates and Sublicensees which would otherwise be royalty bearing under this Agreement shall be disregarded for purposes of computing royalties, to the extent that Licensed Products subject to such sale or transfer are subsequently sold or transferred to a third party where a payment of royalty by such third party pursuant to the terms of this Agreement with respect to such sale or transfer will be required. Regardless of the number of Licensed Patents that cover a Licensed Product, Licensee shall only pay one applicable royalty set forth in this Article 5.1, and shall not pay multiple royalties for such overlapping coverage.

5.2.	Royalties payable to Rutgers shall be paid quarterly on or before the following dates of each calendar year with respect to the immediately preceding calendar quarter:
(i)	February 28th, and

(ii)	May 31st, and

(iii)	August 31st, and

(iv)	November 30th.
Each such payment will be for unpaid royalties that accrued within Licensee’s most recently completed calendar quarter plus any other undisputed unpaid royalties due, but not previously paid for any reason.
5.3.	For the term of this Agreement, with regard to Coronary Stent Products only Licensee shall pay to Rutgers a minimum annual royalty beginning on the first anniversary of the first commercial sale of a Coronary Stent Product according to the following payment schedule:

Year one: $***

Year two: $***

Year three: $***

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Year four: $***

Year five: $***

Year six: $***

In year seven and every year thereafter, Licensee shall pay an annual fee of $***

For the term of this Agreement with regard to Non-Coronary Stent Products and Non-Stent Products which for the purposes of this Section 5.3 only are combined into one category of Licensed Products other than Coronary Stent Products, Licensee shall pay to Rutgers a minimum annual royalty beginning on the first anniversary of the first commercial sale of a Licensed Product, other than a Coronary Stent Product, according to the following payment schedule.
Year one: $***

Year two: $***

Year three: $***

Year four: $***

Year five: $***

Year six: $***

In year seven and every year thereafter, Licensee shall pay an annual minimum royalty payment of $***.
5.4.	This minimum annual royalty shall be paid to Rutgers by February 28 of each year and shall be credited against the earned royalty due and owing for the calendar year in which the minimum annual royalty is paid. The first minimum annual royalty due shall be prorated by the fractional number of full months remaining in that calendar year and shall be paid within forty-five days (45) of the date of first commercial sale of a Licensed Product.
5.5.	All amounts due Rutgers shall be payable in United States Dollars in New Brunswick, New Jersey. When Licensed Products are sold for monies other than United States Dollars, the earned royalties will first be determined in the foreign currency of the country in which such Licensed Products were sold and then

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converted into equivalent United States Dollars. The exchange rate will be the average of the United States Dollar buying rate quoted in the Wall Street Journal on the last business day of each month during the reporting period.

5.6.	Licensee shall be responsible for any and all taxes, fees, or other charges imposed by the U.S. Government or any country outside the United States on the income for sales occurring in any such country, excluding income taxes owing on Rutgers’ income.

5.7.	If at any time legal restrictions prevent the acquisition or prompt remittance of United States Dollars by Licensee with respect to any country where a Licensed Product is sold, Licensee shall pay royalties due to Rutgers from Licensee’s other sources of United States Dollars.

5.8.	In the event that any patent or any claim thereof included within the Rutgers’ Patent Rights shall be held invalid in a final decision by a court of competent jurisdiction and last resort in any country and from which no appeal has or can be taken, all obligation to pay royalties based on such patent or claim or any claim patently indistinct there from shall cease as of the date of such final decision with respect to such country. Licensee shall not, however, be relieved from paying any royalties that accrued before such decision or that are based on another patent or claim not involved in such decision, or that are based on the Rutgers’ Technology.

5.9.	If a license to the Inventions has been granted to the U.S. Government, no running royalties shall be payable hereunder on Licensed Products sold to the U.S. Government. Licensee, its Affiliates and its Sublicensees shall reduce the amount charged for Licensed Products sold to the U.S. Government by an amount equal to the royalty for such Licensed Products otherwise due Rutgers as provided herein.

5.10.	If Licensee’s practice of a claim of an issued patent included in the Rutgers’ Patent Rights infringes a third party’s patent rights (as documented by a written opinion of an outside patent counsel selected by the parties, a copy of which is provided to Rutgers), and as a result Licensee is obligated to pay running royalties to such third party as a result of such infringement, then to the extent the sum of the running royalties Licensee is obligated to pay Rutgers and said third party for such infringement exceed ***% of Net Sales of Licensed Product, the running royalties due Rutgers shall be reduced by *** percent (***%) of such excess, provided however, the running royalty rate due Rutgers will not be reduced by more than one-half the rates otherwise due to Rutgers, as stated above.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

6. DILIGENCE
6.1.	Licensee, upon and after execution of this Agreement, shall use all reasonable efforts to develop, test, obtain any required governmental approvals, manufacture, market and sell Licensed Products in all countries of the Major Market Countries and any such other countries mutually agreed to by the parties. Licensee shall use all commercially reasonable efforts to obtain such Major Market Country approval within a reasonable time after execution of this Agreement and supply (or have supplied) Licensed Product to such Major Market Countries in quantities sufficient to meet the market demands.

6.2.	Licensee shall be entitled to exercise prudent and reasonable business judgment in meeting its diligence obligations in Section 6.1, but at a minimum will exert at least the efforts that it exerts for its own highly valuable potential products under development and existing products being marketed and sold.

6.3.	Licensee shall meet the following key commercialization milestones within the time frames indicated. If a substantial change in laws or regulations that directly affects the approval process for a Licensed Product prevents Licensee from meeting the milestone dates in this Section 6.3 Rutgers and Licensee agree to negotiate in good faith for a reasonable change in the dates effected.
(i)	In regard to a Coronary Stent Product,
(a)	Licensee or its Sublicensees will initiate at least one clinical trial for a Coronary Stent Product within eighteen (18) months of the Effective Date of this Agreement in Major Market Country.

(b)	Licensee or its Sublicensees will submit a complete application to either an appropriate regulatory body in the European Community or to the USFDA for CE Market/PreMarket Approval for at least one Coronary Stent Product within forty-eight (48) months of the Effective Date of this Agreement. Should applicable regulatory requirements change subsequent to the Effective Date or should there arise a technical complication requiring that Licensee (or Sublicensees) must perform additional research and development work to satisfy the new requirements, Licensee may request an extension at no cost to Licensee of up to eighteen (18) months to complete this milestone. Permission for such an extension shall not be unreasonably withheld by Rutgers as long as Licensee provides documentation showing that the extension is necessary, as well as a reasonable revised timeline to the submission required to satisfy this milestone. .

(c)	Licensee or its Sublicensees will commence commercial sales of at least one Coronary Stent Product in at least one Major Market Country within six (6) months of obtaining regulatory approval for such product.
(ii)	With regard to any Non-Stent Product,
(a)	Licensee shall pay to Rutgers $*** upon execution of this Agreement.

(b)	Licensee or its Sublicensees shall file with the USFDA or with a comparable agency in another Major Market Country, product specific applications to initiate human trials that are intended to lead to market approval of a Licensed Product. Such filing shall occur no later than three (3) years from the date of execution of this Agreement. If such filing does not occur within three years, Licensee may elect to extend the filing period by an additional year by payment of a $*** extension fee. If extended, and if such filing does not occur by the fourth anniversary, Licensee may elect a further extension of the filing period to a fifth year by payment of a $*** extension fee. If additional extensions are required, Licensee may obtain them by paying $*** annually there after if the necessary filing has not occurred prior to the date the extension fee is due.

Should applicable regulatory requirements change subsequent to the Effective Date or should there arise a technical complication requiring that Licensee (or Sublicensees) must perform additional research and development work to satisfy the new requirements, Licensee may request a one-time extension at no cost to Licensee of up to eighteen (18) months to complete this milestone. Permission for such an extension shall not be unreasonably withheld by Rutgers as long as Licensee provides documentation showing that the extension is reasonably necessary, as well as a reasonable revised timeline to the submission required to satisfy this milestone.
For the avoidance of doubt, it is made explicit that the extension fees outlined above are distinct from milestone, license or any other fees discussed in this Agreement.
7. PROGRESS AND PAYMENT REPORTS
7.1.	Beginning six (6) months after the Effective Date, and semi-annually thereafter,

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

Licensee shall submit to Rutgers a progress report covering Licensee’s activities related to the research, development and testing of Licensed Products and the obtaining of governmental approvals necessary for marketing. These progress reports are Licensee’s Confidential Information and shall be made for each Licensed Product in each country of the Territory.

7.2.	The progress reports submitted under Section 7.1 shall include sufficient information to enable Rutgers to determine Licensee’s progress in fulfilling its obligations under Article 6, including, but not limited to, the following topics:
(i)	summary of work completed, including key scientific results and market analysis;

(ii)	summary of work in progress, including product development and testing and progress in obtaining government approvals;

(iii)	current schedule of anticipated events or milestones;

(iv)	market plans for introduction of Licensed Products in the Territory;

(v)	summary of resources (dollar value) spent in the reporting period for research, development, and marketing of Licensed Products;

(vi)	activities in obtaining Sublicensees and activities of Sublicensees;

(vii)	certified financial statements as of the end of the previous calendar quarter; and,

(viii)	A statement showing how amounts due were calculated.
7.3.	Licensee shall have a continuing responsibility to keep Rutgers informed of the large/small entity status (as defined by the United States Patent and Trademark Office) of itself and its Sublicensees.

7.4.	Licensee shall report to Rutgers in its immediately subsequent progress and payment report the date of first commercial sale of each Licensed Product in each country.

7.5.	After the first commercial sale of a Licensed Product anywhere in the world, Licensee will make quarterly royalty reports to Rutgers on or before each February 28, May 31, August 31 and November 30 of each year. Each such royalty report will cover Licensee’s most recently completed calendar quarter and will show
(i)	the units and gross consideration received and Net Sales of each type of Licensed Product sold by Licensee, its Affiliates and sublicenses on which royalties have not been paid, including a clear indication of how Net Sales were calculated;

(ii)	the royalties and fees, in U.S. dollars, payable hereunder and which patents apply;

(iii)	the method used to calculate the royalty;

(iv)	the exchange rates used, if any; and

(v)	any other information relating to the foregoing reasonably requested by Rutgers.
7.6.	If no sales of Licensed Products have been made during any reporting period, a statement to this effect shall be made by Licensee.

7.7.	Licensee shall include a written statement with any additional payment or other consideration made to Rutgers pursuant to the terms of this Agreement setting forth in reasonable detail the basis for the payment and the manner in which the payment was calculated.
8. BOOKS AND RECORDS
8.1.	Licensee shall keep and cause its Affiliates and require its Sublicensees to keep books and records in accordance with generally accepted accounting principles accurately showing all financial transactions and information relating to this Agreement. Such books and records shall be preserved for at least five (5) years from the date of the entry to which they pertain and shall be open to inspection by a nationally recognized accounting firm designated by Rutgers no more than once a calendar year at reasonable times upon reasonable notice.

8.2.	The fees and expenses of Rutgers’ representatives performing such an examination shall be borne by Rutgers. However, if an error in any payment of more than five percent (5%) of such payment due is discovered, then the fees and expenses of these representatives shall be borne by Licensee, and Licensee shall promptly reimburse Rutgers for reasonably documented audit expenses as well as all overdue payments and late interest payments. Any information gathered during such accounting shall be deemed Licensee’s Confidential Information, and the independent accounting firm shall be bound to confidentiality terms substantially equivalent to those contained in this Agreement.
9. TERM OF THE AGREEMENT
9.1.	Unless otherwise terminated by operation of law or by acts of the parties in accordance with the provisions of this Agreement, this Agreement shall be in force from the Effective Date and shall remain in effect in each country of the Territory until the expiration of the last-to-expire patent licensed under this Agreement in such country.

9.2.	Any termination or expiration of this Agreement shall not affect the rights and obligations set forth in the following Sections and/or Articles:
Article 1, Section 2.2, Section 2.3, Section 2.6, Section 2.8, Section 3.1,

Section 5.5, Section 5.6, Section 5.7, Section 5.8, Section 5.9, Section 5.10, Article 8, this Article 9, Section 10.1, Section 11.1, Article 12, Article 13, Article 17, Article 18, Article 19, Article 20, Article 21, Article 22, Article 24, Article 25, Article 26, Article 27.
9.3.	Any termination or expiration under this Agreement shall not relieve a party of any obligation or liability accrued hereunder prior to such termination or expiration or rescind anything done by a party or any payments made to the other party hereunder prior to the time such termination or expiration becomes effective, and such termination or expiration shall not affect in any manner any rights of a party arising under this Agreement prior to such termination or expiration. Solely upon expiration of this Agreement in any country, Rutgers shall grant to Licensee the rights set forth in Section 2.1, solely with regard to the Rutgers’ Technology on a perpetual, non-exclusive and fully-paid basis in such country.

9.4.	Except as expressly set forth in this Agreement, Licensee shall only have the right to terminate this Agreement in its entirety , or to terminate with regard to its obligations under the Agreement that relate to Coronary Stent Products, if specific circumstances obtain as described below. In the event of such termination, Licensee shall give Rutgers one hundred and twenty (120) days notice of intent to terminate. Licensee may not terminate Agreement prior to initial commercial sales of a Coronary Stent Product. The circumstances that would permit Licensee to terminate the Agreement are specified below:
a.	If market conditions outside Licensee’s control related to commercial potential for Coronary Stent Products deteriorate to the extent that continued marketing of such Products is no longer commercially viable for Licensee. In these circumstances, Licensee shall provide Rutgers with documentation of the market conditions adversely affecting sales of Coronary Stent Products and how such conditions make it no longer commercially reasonable for Licensee to continue to market said products. Market conditions sufficient to justify termination would include, for example (but would not be restricted to), the commercial development of a non-stent technology that substantially reduces the demand for and/or the selling price of the Coronary Stent Products to the extent that it is no longer commercially viable for Licensee to continue to market such Products.

b.	The imposition of new regulations (outside Licensee’s control) that render further marketing of Coronary Stent Products not commercially viable for Licensee. Regulatory factors justifying termination of the License might include, but would not be restricted to, regulations that so affect the manufacture of Coronary Stent Products (including the polymer, the stent or any process related thereto) that it is no longer commercially viable for Licensee to produce such Products (e.g. if a component of the manufacturing process is banned from the market or otherwise becomes unavailable and there is no suitable replacement). Another example of a regulation that would justify termination of the Agreement is one that would result in the Product being prohibited from use in human beings. . In these circumstances, Licensee shall provide Rutgers with documentation regarding the applicable regulatory change and the effect of such change on Licensee.
Unless Licensee terminates the Agreement under the provisions of this Section 9.4, following receipt of regulatory approval to market a Coronary Stent Product, Licensee will be bound by the minimum royalty payments set forth in Section 5.3. If Licensee terminates the Agreement in whole under the provisions of this Section 9.4, Licensee will forfeit all rights to manufacture, sell, or distribute any Licensed Products and Licensee will assign its interest in any and all joint patent rights included in Rutgers Patent Rights to Rutgers. If Licensee only terminates the Agreement with respect to Coronary Stent Products, then it shall only forfeit the rights to manufacture, sell or distribute Coronary Stent Products and will assign to Rutgers its interest in any and all applicable patent rights included in Rutgers Patent Rights.
10. TERMINATION FOR CAUSE BY EITHER PARTY
10.1.	If one party should materially breach or materially fail to perform any provision of this Agreement, then the other party may give written notice of such default (Notice of Default) to the breaching party. The parties agree that failure to make any payment when due under the terms of this Agreement or breach of any of the required obligations in Sections 6.1 through 6.3 of the Agreement shall be deemed, without limitation, a material breach or a material failure under this Section. If the breaching party should fail to cure such default within sixty (60) days of notice thereof, the non-breaching party shall have the right to terminate this Agreement and the licenses herein by a second written notice (Notice of Termination) to the breaching party. If a Notice of Termination is sent to the breaching party, this Agreement shall automatically terminate on the effective date of such notice. Termination shall not relieve the breaching party of its obligation to pay all amounts due to the non-breaching party as of the effective date of termination and shall not impair any accrued rights of the non-breaching party.

11. DISPOSITION OF LICENSED PRODUCTS AND INFORMATION ON HAND UPON TERMINATION

11.1.	Upon termination of this Agreement by either party:
(i)	Licensee shall have the privilege of disposing of all previously made or partially made Licensed Products (Licensee may complete partially made Licensed Products), but no more, within a period of one hundred and eighty (180) days after the initial notice of termination given pursuant to Sections 9.4, 10.1 or 11.1 hereunder, provided, however, that the disposition of such Licensed Products shall be subject to the terms of this Agreement including, but not limited to, the payment of royalties at the rate and at the time provided herein and the rendering of reports thereon; and,

(ii)	each party shall promptly return, and shall cause its Affiliates and require its Sublicensees to return, all property belonging to the other party, including without limitation in the case of Rutgers, Rutgers’ Technology and Rutgers’ Confidential Information, if any, that has been provided to Licensee or its Affiliates or Sublicensees hereunder; and including without limitation in the case of Licensee, Licensee Confidential Information. All copies and facsimiles thereof and derivatives therefrom shall be returned (except that one copy of written material for record purposes only, provided such material is not used for any other purpose and is not disclosed to others).
12. USE OF NAMES, TRADEMARKS, AND CONFIDENTIAL INFORMATION
12.1.	Nothing contained in this Agreement shall be construed as granting any right to a party, its Affiliates or Sublicensees to use in advertising, publicity, or other promotional activities or otherwise any name, trade name, trademark, or other designation of the other party or any of its units (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law or consented to in advance in writing by an authorized representative of Rutgers, the use by Licensee of the name, “Rutgers, The State University” or any campus or unit of Rutgers is expressly prohibited.
13.	LIMITED WARRANTY
13.1.	Rutgers represents to Licensee that as of the Effective Date it owns the Rutgers’ Patent Rights and that Rutgers has the lawful right to grant the licenses in this Agreement to Licensee. Licensee represents that it owns the Licensee Inventions, that it has the lawful right to grant the licenses in this Agreement to Rutgers, and that it has consented to include the Licensee Inventions as part of Exhibit A in this Agreement.
13.2.	Rutgers represents that, as of the Effective Date, its Director of the Office of Technology Commercialization: (a) has no actual knowledge of any third party intellectual property rights which are infringed by the use of the Rutgers’ Patent

Rights or Rutgers’ Technology; and (b) has no actual knowledge of any action or suit that threatens the validity of the Rutgers’ Patent Rights or of any intellectual property rights owned by Rutgers as of the Effective Date which would prevent Licensee from practicing the rights licensed to Licensee under this Agreement. Rutgers shall not exercise any intellectual property rights owned by Rutgers as of the Effective Date, or grant a license to any third party, which would prevent Licensee from practicing, or conflict with, the rights licensed to Licensee under this Agreement.

13.3.	EXCEPT AS SET FORTH IN SECTION 13.1 AND 13.2, THIS LICENSE IS WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED AND RUTGERS MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED PRODUCTS OR LICENSED METHODS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

13.4.	IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, RESULTING FROM THIS AGREEMENT, INCLUDING THE MANUFACTURE, SALE, OR USE OF THE INVENTIONS OR LICENSED PRODUCTS OR RUTGERS INTELLECTUAL PROPERTY OR LICENSEE INVENTIONS LICENSED HEREUNDER.

13.5.	Except as set forth in Sections 13.1 and 13.2, nothing in this Agreement shall be construed as:
(i)	a warranty or representation by Rutgers as to the validity or scope of any Rutgers’ Patent Rights or a warranty or representation by Licensee as to the validity or scope of any patent that may claim a Licensee Invention; or

(ii)	a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents or other intellectual property rights of third parties; or

(iii)	an obligation to bring or prosecute actions or suits against third parties except as provided in Article 16; or

(iv)	conferring by implication, estoppel or otherwise any license or rights under any patents or other intellectual property of Rutgers or Licensee other than Rutgers’ Patent Rights and Rutgers’ Technology and Licensee Inventions; or

(v)	an obligation to furnish any know-how not provided in Rutgers intellectual property licensed hereunder.

14. PATENT PROSECUTION AND MAINTENANCE
14.1.	Rutgers shall diligently prosecute and maintain the United States pending patent applications and issued patents comprising the Rutgers’ Patent Rights using counsel of its choice. Rutgers’ counsel shall take instructions only from Rutgers. Prior to making filings, and providing reasonable time for Licensee to comment and consult with Rutgers, Rutgers shall keep Licensee informed and apprised of the continuing prosecution of Rutgers’ Patent Rights. Licensee agrees to keep this documentation confidential.

14.2.	Rutgers shall give due consideration to amending any patent application to include claims reasonably requested by Licensee to protect the Licensed Products contemplated to be sold under this Agreement. If Rutgers elects not to file any patent application included within the Rutgers’ Patent Rights in any country, or decides to abandon any pending application or issued patent the Rutgers’ Patent Rights in any country, then Rutgers shall provide reasonable advance written notice to Licensee, and Licensee shall have the right at its sole expense to assume control of the preparation, filing, prosecution and maintenance of such patent application or patent at its own expense (provided Rutgers shall remain the owner thereof).

14.3.	All unreimbursed costs incurred by Rutgers after the Effective Date for preparing, filing, prosecuting and maintaining the patent applications and/or patents included within the Rutgers’ Patent Rights, including but not limited to patent applications and patents covered by Rutgers’ Patent Rights and included pursuant to Section 14.4 shall be borne by Licensee. Such costs shall be payable by Licensee within thirty (30) days of the billing date. If Licensee fails to pay patent costs in a timely manner as required in this Section, Rutgers may, at its discretion, require Licensee to pay estimated patent costs in advance as a condition for maintaining this license. If Rutgers licenses the Rutgers’ Patent Rights to a third party licensee(s), then Licensee and such third party licensee(s) shall each share in such patent costs incurred after the dates of such third party license(s). In principle, such sharing shall be pro rata, so long as the relative markets and scope of license of this License and such third party license(s) are approximately the same; if not, Rutgers reserves the right to make an equitable allocation of patents costs among licensees. Should a situation arise, where protection of the patent rights licensed under this Agreement requires seeking a declaratory judgment, filing an interference or other exceptional action with potential high costs associated, Rutgers shall consult with Licensee to determine whether Licensee wishes to Rutgers to pursue such action (at Licensee’ expense). Should Licensee choose not to pursue such actions, Rutgers reserves the right, but is under no obligation to pursue such action at its own expense.

14.4.	Rutgers shall, at the request of Licensee, file, prosecute, and maintain patent applications and patents covered by Rutgers’ Patent Rights in foreign countries. Licensee consents to the filing of all PCT and foreign patent applications that have already been filed as of the Effective Date. Rutgers shall provide Licensee copies of all PCT and foreign patent applications that have been filed within thirty (30) days after the Effective Date. Licensee shall notify Rutgers within six (6) months of the filing of the corresponding United States application of its decision to obtain all other foreign patents. This notice shall be in writing and shall identify the countries desired. The absence of such a notice from Licensee shall be considered by Rutgers to be an election not to request foreign rights.

14.5.	Licensee’s obligation to underwrite and to pay patent prosecution costs shall continue for so long as this Agreement remains in effect, provided, however, that Licensee may terminate its obligations with respect to any given patent application or patent upon three (3) months’ prior written notice to Rutgers. Rutgers shall use reasonable efforts to curtail future patent costs when such a notice is received from Licensee. Licensee shall promptly pay patent costs which cannot be so curtailed. Commencing on the effective date of such notice, Rutgers may continue prosecution and/or maintenance of such application(s) or patent(s) at its sole discretion and expense, and Licensee shall have no further right or licenses thereunder.

14.6.	Rutgers shall have the right to file patent applications at its own expense in any country or countries in which Licensee has not elected to pay Rutgers’ prosecution and maintenance costs for securing patent rights or in which Licensee’s license to the Rutgers’ Patent Rights has terminated. So long as this Agreement remains in effect such applications and resultant patents shall not be freely licensed by Rutgers to third parties within the Licensed Field. If the Licensee’s license to the Rutgers’ Patent Rights has terminated such applications and resultant patents shall not be subject to this Agreement and may be freely licensed by Rutgers to third parties together with non-exclusive rights to the Rutgers’ Technology in such countries. In the event Rutgers intends to exercise this right, it shall notify Licensee in writing of its intent to do so and the countries where it intends to file patent applications. Licensee shall then have thirty (30) days to maintain its license to such patent rights and applications (“Prosecution Funding Right”) by notifying Rutgers in writing that it wishes to again add such countries to this Agreement and to pay the applicable prosecution and maintenance costs for doing so.
15. PATENT MARKING
15.1.	Licensee shall mark all Licensed Products made, used, sold imported, exported, or otherwise disposed of under the terms of this Agreement, and/or their containers, in accordance with the applicable patent marking laws.

16. PATENT INFRINGEMENT
16.1.	In the event that Licensee shall learn of the substantial infringement of any patent licensed under this Agreement in the Licensed Field, Licensee shall notify Rutgers in writing and shall provide Rutgers with reasonable evidence of such infringement. Both parties to this Agreement agree that during the period and in a jurisdiction where Licensee has exclusive rights under this Agreement, neither will notify a third party of the infringement of any of Rutgers’ Patent Rights in the Licensed Field, without first obtaining consent of the other Party, which consent shall not be unreasonably denied, provided that for purposes of this Section, Licensee’s Sublicensees shall not be deemed to be “third parties” as that term used herein. Both parties shall use their diligent efforts in cooperation with each other to terminate such infringement without litigation.

16.2.	Licensee may request that Rutgers take legal action against the infringement of Rutgers’ Patent Rights in the Licensed Field. Such request shall be made in writing and shall include reasonable evidence of such infringement and damages to Licensee. If the infringing activity has not been abated within ninety (90) days following the effective date of such request, Rutgers shall have the right to commence suit on its own account or refuse to commence such suit. However, in the event Rutgers elects to bring suit in accordance with this paragraph, Licensee may thereafter join such suit at its own expense. Rutgers shall give notice of its election in writing to Licensee by the end of the one-hundredth (100th) day after receiving notice of such request from Licensee. However, Licensee may thereafter bring suit for patent infringement in its own name and if required for standing purposes in the name of Rutgers if and only if Rutgers refuses to commence suit and if the infringement occurred during the period and in a jurisdiction where Licensee had exclusive rights under this Agreement. However, in the event Licensee elects to bring suit in accordance with this paragraph, Rutgers may thereafter join such suit at its own expense. Such legal action as is decided upon shall be at the expense of the party on account of whom suit is brought.

16.3.	Each party agrees to cooperate with the other in litigation proceedings instituted hereunder but at the expense of the party on account of whom suit is brought for out-of-pocket expenses. Such litigation shall be controlled by the party bringing the suit. Each party may be represented by counsel of its choice at its own expense. Any recovery or damages or settlement amounts derived from any such action shall first be applied to reimburse each party for the total cost of such action, with the remainder to be allocated among the parties as follows: the party bringing the action shall receive from the other party, and the other party shall assign to the party bringing the action eighty percent (80%) of such remainder, and the other party shall receive from the party bringing the action, and the party bringing the action shall assign twenty percent (20%) of such remainder to the other party.

17. INDEMNIFICATION AND INSURANCE
17.1.	To the maximum extent permitted by law, Licensee shall indemnify, hold harmless and defend Rutgers, its governors, trustees, officers, employees, students, agents and the Inventors (“Indemnified Parties”) against any and all third party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees) (collectively, “Claims”) resulting from or arising out of the exercise of the rights granted under this license or any sublicense by Licensee, its Affiliates and Sublicensees. This indemnification shall include, but is not limited to, any and all claims alleging products liability. Rutgers shall remain liable for, and the foregoing indemnification obligation shall not include, any claims of infringement arising out of the Inventions, the Rutgers’ Patent Rights or the Rutgers’ Technology and any claims arising out of the gross negligence, to the extent negligence is applicable, or willful misconduct of Rutgers.

17.2.	Throughout the term of this Agreement, and to the extent applicable from and after the date of first transfer of a Licensed Product and for the life of all Licensed Products used or transferred, Licensee shall maintain commercially issued policies of insurance, or a program of self-insurance if such program is approved in advance in writing by an authorized representative of Rutgers, which provide coverage and limits as required by statute or as necessary to prudently insure the activities and operations of Licensee. The commercial general liability insurance policy, or liability self-insurance program, shall include the interests of Rutgers as an additional insured and provide coverage limits of not less than $5,000,000 combined single limits as respects premises, operations, contractual liability and, if applicable, liability arising out of products and/or completed operations. Licensee shall provide Rutgers with certificates of insurance for commercially insured policies, or a letter from Licensee’s independent auditors stating its opinion as to the adequacy of any self-insurance program.

17.3.	It is expressly agreed that the insurance or self-insurance are minimum requirements which shall not in any way limit the liability of Licensee and shall be primary coverage. Any insurance or self-insurance program maintained by Rutgers shall be excess and noncontributory.

17.4.	Rutgers shall promptly notify Licensee in writing of any claim or suit brought against Rutgers in respect of which Rutgers intends to invoke the provisions of Article 17. Licensee shall keep Rutgers informed on a current basis of its defense of any claims pursuant to Article 17.

18. NOTICES
18.1.	Any notice or payment required to be given to either party shall be deemed to have been properly given and to be effective (a) on the date of delivery if delivered in person, (b) five (5) days after mailing if mailed by first-class certified mail, postage paid and deposited in the United States mail, to the respective addresses given below, or to such other address as it shall designate by written notice given to the other party, (c) on the date of delivery if delivered by express delivery service such as Federal Express or DHL or (d) or as otherwise agreed upon in writing by the parties.

In the case of Licensee:	REVA Medical, Inc.
5751 Copley Drive, Suite B San Diego, CA 92111
Attention: President
Telefax No. (858) 966-3099
Telephone No (858) 966-3000

In the case of Rutgers:	Rutgers, The State University
Office of Technology Commercialization
Attention: Director
ASB III, 3 Rutgers Plaza
New Brunswick, NJ 08901
Telefax No. (732) 932-0115
Telephone No (732) 932-0146
19. ASSIGNABILITY
19.1.	Neither this Agreement nor any right or obligation hereunder is assignable in whole or part by any party without the prior written consent of the other party. Notwithstanding the foregoing, either party may assign this Agreement, without such consent, to a third party in connection with a Change of Control of or by the assigning party. This Agreement shall inure to the benefit of each of the party’s successors and assignees, provided that such successors or assignees assume the party’s obligations under this Agreement.
20. LATE PAYMENTS
20.1.	In the event any amounts due Rutgers hereunder, including but not limited to royalty payments, fees and patent cost reimbursements, are not received when due, Licensee shall pay to Rutgers interest charges at a rate of ten (10) percent per annum, compounded monthly, or the highest rate permitted by law, if less than ten (10) percent. Such interest shall be calculated from the date payment was due until actually received by Rutgers.

21. WAIVER
21.1.	It is agreed that failure to enforce any provisions of this Agreement by a party shall not be deemed a waiver of any breach or default hereunder by the other party. It is further agreed that no express waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.
22. FAILURE TO PERFORM
22.1.	In the event of a failure of performance due under the terms of this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorneys’ fees in addition to costs and necessary disbursements.
23. PRIOR AGREEMENTS
23.1.	This Agreement supersedes and replaces in its entirety the 2004 License Agreement (as amended) between the parties; provided that Section 2.6 and Articles 9, 14 and 21 of the 2004 License Agreement shall survive.
24. GOVERNING LAWS
24.1.	THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of such patent or patent application.
25. FOREIGN GOVERNMENT APPROVAL OR REGISTRATION
25.1.	If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Licensee shall assume all legal obligations to do so and the costs in connection therewith. Rutgers shall provide reasonable assistance to Licensee regarding compliance with the same at Licensee’s cost.
26. EXPORT CONTROL LAWS
26.1.	Licensee shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations. Rutgers shall provide reasonable assistance to Licensee regarding compliance with the same at Licensee’s cost.
27. CONFIDENTIALITY
27.1.	Each receiving party (“Recipient”)
(i)	shall not use any Confidential Information of the other party (“Discloser”) except for the sole purpose of performing this Agreement,

(ii)	shall safeguard the same against disclosure to others with the same degree of care as it exercises with its own information of a similar nature, but using at least reasonable diligent efforts and

(iii)	shall not disclose or permit the disclosure of Discloser Confidential Information to others (except to its employees, agents or consultants who are bound by a like obligation of confidentiality) without the express written permission of Discloser, except that Recipient shall not be prevented from using or disclosing any Confidential Information:
(a)	which Recipient can demonstrate by written records was previously known to it; or

(b)	which is now, or becomes in the future, information generally available to the public in the form supplied, other than through acts or omissions of Recipient; or

(c)	which is lawfully obtained by Licensee from sources independent of Discloser who were entitled to provide such information to Recipient; or

(d)	which is required by law to be disclosed by Recipient.
If Recipient learns or believes that any person who has had access to the Confidential Information of Discloser has violated or intends to violate the confidentiality or use restrictions of this Agreement, Recipient shall immediately notify Discloser and shall cooperate with Discloser in seeking injunctive or other equitable relief against any such person. The obligations under this Section 27.1 shall remain in effect during the term of this Agreement and for five (5) years from the date of termination or expiration of this Agreement.
28. MISCELLANEOUS
28.1.	The headings of the several articles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

28.2.	This Agreement will not be binding upon the parties until it has been signed below on behalf of each party by a duly authorized representative.

28.3.	No amendment or modification hereof (including without limitation adding additional Inventions and patents to Exhibit A) shall be valid or binding upon the parties unless made in writing and signed on behalf of each party by a duly authorized representative.

28.4.	This Agreement, including the Exhibits attached hereto, embody the sole, entire and final understanding of the parties and shall supersede all previous and contemporaneous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

28.5.	Licensee shall not enter into any agreements relating to this Agreement with Rutgers Inventors or other Rutgers employees or students in contravention of the legal rights or policies of Rutgers.

28.6.	In case any of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect,
(i)	such invalidity, illegality or unenforceability shall not affect any other provisions hereof,

(ii)	the particular provision, to the extent permitted by law, shall be reasonably construed and equitably reformed to be valid and enforceable and if the provision at issue is a commercial term, it shall be equitably reformed so as to maintain the overall economic benefits of the Agreement as originally agreed upon by the parties, and

(iii)	this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.
28.7.	Rutgers shall have the right to terminate this Agreement forthwith by giving written notice of termination to Licensee at any time upon or after the filing by Licensee of a petition in bankruptcy or insolvency, or upon or after any adjudication that Licensee is bankrupt or insolvent, or upon or after the filing by Licensee of any petition or answer seeking judicial reorganization, readjustment or arrangement of the business of Licensee under any law relating to bankruptcy or insolvency, or upon or after the appointment of a receiver for all or substantially all of the property of Licensee, or upon or after the making of any assignment or attempted assignment for the benefit of creditors, or upon or after the institution of any proceeding by Licensee or passage of any resolution by Licensee for the liquidation or winding up of Licensee’s business or for termination of its corporate life.

28.8.	Neither party or its Affiliates shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement or the existence of an arrangement between the parties or the terms and conditions of this Agreement, except as required by law, without the prior written approval of the other party, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, disclosures may be made by either party
(i)	to its accountants, banks, financing sources, lawyers and other professional advisors, provided that such parties undertake in writing to keep such information confidential, or

(ii)	as required by applicable laws and regulations, including those of the U.S. Securities and Exchange Commission, or

(iii)	to governmental agencies with respect to the tax treatment or tax structure contemplated by this Agreement, or

(iv)	to actual or prospective Sublicensees or assignees.
28.9.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

28.10.	Nothing herein shall be deemed to constitute one party as the agent or representative of the other party or both parties as joint ventures or partners. Each party as an independent contractor.

IN WITNESS WHEREOF, both Rutgers and Licensee have executed this Agreement by their duly authorized.

REVA Medical, Inc.		Rutgers, The State University of New Jersey, Office of Technology Commercialization

By	/s/ Robert K. Schultz	By	/s/ Dipanjan Nag

	(Signature)		(Signature)
	Robert K. Schultz		Dipanjan Nag
	President		Executive Director Office of Technology Commercialization

	7-1-2010		7/8/10
	(Date)		(Date)

EXHIBIT A.

Exhibit A
This Exhibit A lists Inventions covering a wide range of polymer compositions. These Inventions are included in this Agreement only to the extent they apply to “Licensed Polymers”, as defined in Section 1.10 of this Agreement. Claims that are not applicable and claims that relate to uses outside the Licensed Field as defined in Section 1.8 of this agreement are excluded. Exhibit A will be periodically updated by Rutgers and Licensee to include Improvements.
Exhibit A includes U.S. Patent Number(s) listed and any reissues, extensions (including governmental equivalents thereto), divisionals, renewals, substitutions, continuations, continuations-in-part, reexaminations, and any other pending, issued or hereafter filed, foreign counterpart of any such applications corresponding to all of the foregoing, owned or controlled by Rutgers, and any disclosures, U.S. provisional patent applications, patent registrations, utility models, registered or unregistered designs, Improvements with respect Polycarbonates, and Rutgers Technology with respect to Polycarbonates (information, know-how, data rights, trade secrets, mask works, and physical objects to the extent reasonably necessary or useful to practice the Inventions) that is patentable or non-patentable.
Legend: Fox: Fox Rothschild LLP; CRBCP: Caesar, Rivise, Bernstein, Cohen & Pokotilow, Ltd.; KMOB: Knobbe, Martens, Olson & Bear, LLP.; RSU: Rutgers, The State University of New Jersey; Integra LS: ; N/A: Not Applicable; Inventors (RSU = Rutgers Inventors; REVA = Licensee Inventors, Joint = Rutgers and Licensee Inventors); % REVA Patent Costs refers to current share of patent costs as Rutgers has other licensees for the same patents but different licensed fields or claims.
Designation: The following patents are subject to the license terms of Article 1.8(i).

		Fox									% REVA
		(70439, 74584)				Patent	Patent	Patent No. or	Patent		Patent Cost		Patent
#	Fox short #	or CRBCP	RSU#	Type	Status	Application #	Filing Date	Publication No.	Expiry Date	Inventors	Sept.09		Assignee	Patent Title
1	***	***	88-0525-1	New	Issued	***	***	***	12/25/07	RSU	***	%	RSU	Polyiminocarbonate synthesis
2	***	***	89-0530-1	New	Issued	***	***	***	03/24/09	RSU	***	%	RSU	Synthesis of amino acid-derived bioerodible polymers
3	***	***	91-0304-1	DIV	Issued	***	***	***	08/18/09	RSU	***	%	RSU	Polyiminocarbonate synthesis
4	***	***	89-0529-1	New	Issued	***	***	***	03/16/10	RSU	***	%	RSU	Poly(N-substituted iminocarbonate)
5	***	***	92-0108-1	DIV	Issued	***	***	***	03/31/10	RSU	***	%	RSU	Synthesis of Amino Acid-Derived Bioerodible Polymers
6	***	***	95-0410-DD1	DIV	Reissued as RE 37,795	***	***	***	06/12/10	RSU	***	%	RSU	Synthesis of tyrosine derived diphenol monomers
7	***	***	99-0095	Reissue	Reissue	***	***	***	06/12/10	RSU	***	%	RSU	Synthesis of tyrosine derived diphenol monomers
8	***	***	92-1119-1	DIV	Issued	***	***	***	09/07/10	RSU	***	%	RSU	Poly(N-phenyl urethane) from poly(N-substituted iminocarbonate)
9	***	***	92-0624-1	DIV	Issued	***	***	***	11/23/10	RSU	***	%	RSU	Polyiminocarbonate synthesis
10	***	***	95-0410-D	CIP	Reissued as RE 37,160	***	***	***	12/24/13	RSU	***	%	RSU	Synthesis of tyrosine derived diphenol monomers
11	***	***	99-0105	Reissue	Reissue	***	***	***	12/24/13	RSU	***	%	RSU	Syntheses tyrosine-derived diphenol MMRS
12	***	***	95-0615-1	New	Issued	***	***	***	11/27/15	RSU	***	%	RSU	Copolymers of tyrosine-based polycarbonate and poly(alkylene oxide)
13	***	***	95-0615-1-CIP	New	Issued	***	***	***	11/27/15	RSU	***	%	RSU	Copolymers of tyrosine-based polyarylates and poly(alkylene oxides)
14	***	***	00-0116 (USDIV)	DIV	Issued	***	***	***	11/27/15	RSU	***	%	RSU	Copolymers of tyrosine-based polyarylates and poly(alkylene oxides)
15	***	***	RU 96-0606-1	US np	Issued	***	***	***	02/18/18	RSU	***	%	RSU	Monomers derived from hydroxy acids and polymers prepared therefrom
16	***	***	97-0037 (USA)	New	Issued	***	***	***	04/07/18	RSU	***	%	RSU	Biodegradable, anionic polymers derived from the amino acid L-tyrosine
17	***	***	03-075 (USA)	DIV	Issued	***	***	***	11/06/18	RSU	***	%	RSU	Radio-opaque polymer biomaterials
18	***	***	04-127 (US)	CONT	Issued	***	***	***	11/06/18	RSU	***	%	RSU	Radio-opaque polymer biomaterials (device claims)
19	***	***	03-075	CONT	Issued	***	***	***	11/06/18	RSU	***	%	RSU	Radio-opaque polymeric medical devices
20	***	***	98-0012A	US np	Issued	***	***	***	11/28/18	RSU	***	%	RSU	Radio-opaque polymer biomaterials
21	***	***	04-165 (USA)	New	Pending	***	***	***		Joint	***	%	RSU	Inherently radiopaque polymeric products for embolotherapy
22	***	***	RU 03-175 or 05-125	New	Pending	***	***	***		Joint	***	%	RSU	Radiopaque polymeric stents

		Fox									% REVA
		(70439, 74584)				Patent	Patent	Patent No. or	Patent		Patent Cost		Patent
#	Fox short #	or CRBCP	RSU#	Type	Status	Application #	Filing Date	Publication No.	Expiry Date	Inventors	Sept.09		Assignee	Patent Title
23	***	***	04-118 (US)	CONT	Pending	***	***	***		RSU	***	%	RSU	Radio-opaque polymer biomaterials
24	***	***	RU 08-025	New	Pending	***	***	***		Joint	***	%	RSU	N-Methyl Substituted Amine (N-Substituted Monomers and Polymers)
25	***	***	TBD	prov	Pending	***	***	.		Rutgers	***	%	Pending	Imine Monomers And Polymers Thereof (Polyimide Carbonates)
26	***	***	98-0012	CONT	Pending	***	***	***		RSU	***	%	RSU	Radio-opaque polymer biomaterials
27	***	***	RU 08-037	PCT (US designated)	Pending	***	***			Rutgers	***	%	Pending	Bioresorbable Polymers Synthesized From Monomer Analogs Of Natural Metabolites (based on Fox-201 provisional 61/097,494)
28	***	***	97-0037	CONT of 6,120,491	Pending	***	***	***		RSU	***	%	RSU	Biodegradable, Anionic Polymers Derived From the Amino Acid L-tyrosine
29	N/A	N/A	RU08-037	Technology Know-How	Unfiled	N/A	N/A	N/A	N/A	RSU	N/A		RSU	Tech Transfer on 01/15/2008: New Amino Acid Monomer (i.e., tetra-iodinated monomers)
Designation: The following patents are subject to the license terms of Article 1.8(ii).

Fox
		(70439, 74584)									% REVA
		or CRBCP				Patent	Patent	Patent No. or	Patent		Patent Cost		Patent
#	Fox short #	or KMOB	RSU#	Type	Status	Application #	Filing Date	Publication No.	Expiry Date	Inventors	Sept.09		Assignee	Patent Title
1	N/A	***	REVA case	New	Issued	***	***	***	08/10/25	REVA	***	%	REVA	Inherently Radiopaque Bioresorbable Polymers For Multiple Uses
2	N/A	***	REVA case	New	Pending	***	***	***		REVA	***	%	REVA	N-Substituted Monomers and Polymers (Alkylated Other)
3	***	***	TBD	US	Pending	***	***			Joint	***	%	Pending	Inherently Radio-Opaque Polymers For Medical Devices (IRPLP’s) (based on Fox-212 provisional 61/104,724)
4	***	***	TBD	PCT	Pending	***	***			Joint	***	%	Pending	Inherently Radio-Opaque Polymers For Medical Devices (IRPLP’s) (based on Fox-212 provisional 61/104,724)
5	***	***	TBD	US	Pending	***	***			Joint	***	%	Pending	Phase-Separated Biocompatible Polymer Compositions For Medical Uses (FTTPs) (based on Fox-295 provisional 61/104,728)
6	***	***	TBD	PCT	Pending	***	***			Joint	***	%	Pending	Phase-Separated Biocompatible Polymer Compositions For Medical Uses (FTTPs) (based on Fox-295 provisional 61/104,728)
7	***	***	TBD	prov	Pending	***	***			Joint	***	%	Pending	Tyrosine-Derived Biocompatible Polymers for Medical Devices (Flexi-Ty)
8	***	***	TBD	prov	Pending	***	***			Joint	***	%	Pending	Compliant Biocompatible Polymer Compositions for Medical Uses (Carbonate Monomers , Broader version of Flexi-DAT (PolyT-T))

Legend: Fox: Fox Rothschild LLP; CRBCP: Caesar, Rivise, Bernstein, Cohen & Pokotilow, Ltd.; KMOB: Knobbe, Martens, Olson & Bear, LLP.; RSU: Rutgers, The State University of New Jersey; Integra LS: ; N/A: Not Applicable; Inventors (RSU = Rutgers Inventors; REVA = Licensee Inventors, Joint = Rutgers and Licensee Inventors); % REVA Patent Costs refers to current share of patent costs as Rutgers has other licensees for the same patents but different licensed fields or claims.
Designation: The following patents are subject to the license terms of Article 1.8(ii).

Fox
		(70439, 74584)									% REVA
		or CRBCP				Patent	Patent	Patent No. or	Patent		Patent Cost		Patent
#	Fox short #	or KMOB	RSU#	Type	Status	Application #	Filing Date	Publication No.	Expiry Date	Inventors	Sept.09		Assignee	Patent Title
9	***	***	TBD		Develop PR	Not yet filed				Joint	***	%	TBD	Iodinated Benzyl Esters
10	***	***	TBD		Unfiled	Not yet filed				Joint	***	%	TBD	N-Alkyl Supermonomers
11		Unassigned	TBD		Unfiled	Not yet filed				Joint	***	%	TBD	Fracture Toughened PL Carbonates (FTPLPs)
TBD: to Be Determined

REVA Medical, Inc.		Rutgers, The State University of New Jersey,

Office of Technology Commercialization

By	/s/ Robert Shultz	By	/s/ Yair Harel
	(Signature)		(Signature)

Robert Schultz, President & COO

7-25-10		7/23/10

(Date)		(Date)

Exhibit A Version 1 (Original)